                      TIFF Investment Program, Inc. (TIP)
                       Supplement dated December 29, 2000
                    to the Prospectus dated December 8, 2000


Effective January 2, 2001, the TIP Prospectus dated December 8, 2000 is changed as follows:

1. The table appearing after the third paragraph of page 4 is deleted and replaced with the following:

Asset Class                         Weight Benchmark
US Stocks                             25%  Wilshire 5000 Stock Index

Foreign Stocks                        25%  MSCI All Country World Free ex US Index

Absolute Return Strategies            20%  3-month Treasury bills plus 5% per annum

Resource-Related Stocks               5%   Resource-related sectors of MSCI World Index
                                           75%  Energy
                                           20%  Metals and Mining
                                           5%   Paper and Forest Products

Inflation-Linked Bonds                10%  10-year US Treasury inflation protected security

US Bonds                              15%  Lehman Aggregate Bond Index

     Note: The self-constructed Multi-Asset Fund Benchmark has changed three times since the TIFF Multi-Asset Fund's inception in order to reflect the directors' evolving thinking on appropriate asset allocation targets. On January 1, 1998, the Foreign Stock segment was reduced from 30% to 25% of the benchmark and the Absolute Return segment was increased from 15% to 20%. On October 1, 1999, the Resource-Related segment was reduced from 10% to 5%, Foreign Bonds were eliminated, US Bonds increased from 15% to 20% and Inflation-Linked Bonds were added to the benchmark at a 5% weight. On January 2, 2001, the US Bonds segment of the benchmark was decreased from 20% to 15% and Inflation-Linked Bonds were increased from 5% to 10%.

2. The performance chart for the TIFF Bond Fund, the fifth chart from the top of the right hand column on page 15, is deleted and replaced with the following:


                      1995    1996    1997    1998    1999
                      ----    ----    ----    ----    ----
                     18.07%   3.75%   9.35%   7.31%  -0.45%